Exhibit 21.1

List of subsidiaries, variable interest entities and principal affiliated entities held by the variable interest entities of the registrant

Subsidiaries	Place of Incorporation
Meten Education Investment Limited	British Virgin Islands
Likeshuo Education Investment Limited	British Virgin Islands
Meten Education (Hong Kong) Limited	Hong Kong
Likeshuo Education (Hong Kong) Limited	Hong Kong

Variable interest entities and principal affiliated entities
Zhuhai Meizhilian Education Technology Co., Ltd.	PRC
Shenzhen Bishuang Technology Co., Ltd.	PRC
Shenzhen Xinlian Overseas Study Consulting Co., Ltd.	PRC
Shenzhen Meten International Education Co., Ltd.	PRC
Meten Education (Shenzhen) Co., Ltd.	PRC
Shenzhen Meten Qiancheng International Education Co., Ltd.	PRC
Shenzhen Yinglian Information Consulting Co., Ltd.	PRC
Shenzhen Yingguo Information Technology Co., Ltd.	PRC
Lv Cheng Tian Xia International Travel Service (Beijing) Co., Ltd.	PRC
Beijing Le Wen Xie Er Education Consulting Co., Ltd.	PRC
Beijing Meten Yingguo Education Consulting Co., Ltd.	PRC
Beijing Meilianxing Education Technology Co., Ltd.	PRC
Beijing Meten Overseas Technology Co., Ltd.	PRC
Chengdu Meten Education Technology Co., Ltd.	PRC
Chengdu Meten English Training School Co., Ltd.	PRC
Dongguan Meten Education Technology Co., Ltd.	PRC
Meten Education (Dongguan) Co., Ltd.	PRC
Guangzhou Meten Education Technology Co., Ltd.	PRC
Huizhou Meten Education Technology Co., Ltd.	PRC
Ningbo Tangning Education Information Consulting Co., Ltd.	PRC
Shaoxing Yuecheng Meten English Training School Co., Ltd.	PRC
Wuxi Meten Foreign Language Training Co., Ltd.	PRC
Chongqing Nan’an District Xinlian English Training Co., Ltd.	PRC
Nanjing Meten Foreign Language Training Co., Ltd.	PRC
Quanzhou Meten Education Consulting Co., Ltd.	PRC
Suzhou Meten Education Consulting Co., Ltd.	PRC
Wuhan Meilianxing Teaching Technology Co., Ltd.	PRC
Changzhou Meten Education Technology Co., Ltd.	PRC
Beijing Jingchengying Education Network Technology Co., Ltd.	PRC
Shenzhen Meten English Training Center	PRC
Beijing Jingchengying Education and Culture Development Co., Ltd.	PRC
Chengdu Wuhou District Meten English Training School	PRC
Chengdu Qingyang District Meten English Training School	PRC
Dongguan Dongcheng Meten English Training Center	PRC

Meten English Training School, Chancheng District, Foshan	PRC
Meten Wanda English Training Center, Nanhai District, Foshan	PRC
Meten English Training Center, Tianhe District, Guangzhou	PRC
Nanchang Honggutan Meten English Training School	PRC
Ningbo Zhiyue Foreign Language School	PRC
Mianyang City Peicheng District Meten English Training School	PRC
Dongguan Nancheng Meten English Training Center	PRC
Meten English Training Center, Nanhai District, Foshan	PRC
Daliang Meten English Training Center, Shunde District, Foshan	PRC
Meten English Training Center, Pengjiang District, Jiangmen	PRC
Nanjing Qinhuai Meten English Training School	PRC
Zhiyue Education Training School, Yinzhou District, Ningbo	PRC
Meten English Training Center, Huli District, Xiamen	PRC
Shenyang Meten English Training School	PRC
Suzhou Meten English Training Center	PRC
Meten English Training School, Donghu New Technology Development Zone, Wuhan	PRC
Meten English Training School, Hanyang District, Wuhan	PRC
Meten English Training School, Kaifu District, Changsha	PRC
Meten English Training Center, East District, Zhongshan	PRC
Meten English Training Center, Fengze District, Quanzhou	PRC
Meten English Training Center, High-Tech Zone, Suzhou	PRC
Meten English Training Center, Industrial Park Zone, Suzhou	PRC
Meten English Training School, Jianghan District, Wuhan	PRC
Xi’an Meten English Training Center	PRC
Zhongshan Meten English Training Center	PRC
Chongqing Yuzhong Meten English Training School	PRC
Meilian English Training School, Jiulongpo District, Chongqing	PRC
Meten English Education Training School, Shapingba District, Chongqing	PRC
ABC Foreign Language Training School, Fengtai District, Beijing	PRC
ABC Foreign Language School, Xiangfang District, Harbin	PRC
Meten English Training School, Jiangbei District, Chongqing	PRC
ABC Foreign Language Training School, Xicheng District, Beijing	PRC
Harbin ABC Foreign Language School	PRC
Harbin ABC Culture Training School	PRC
Changsha Kaifu District Xinlian English Training Co., Ltd.	PRC
Zhuhai Likeshuo Education Technology Co., Ltd.	PRC
Shenzhen Likeshuo Education Co., Ltd.	PRC
Shenzhen Qianhai Meten Technology Co., Ltd.	PRC
Shenzhen Zhangying Information Technology Co., Ltd.	PRC